                                                                   EXHIBIT 10.65


                     THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                     ----------------------------------------------


     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of December 10, 1998, is entered into by and between SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Lender"), and each of ALFORD MEDIA SALES, INC., a Texas corporation ("Alford"), EDUCATIONAL INDUSTRIAL SALES, INCORPORATED, a California corporation ("EISI"), B. HIGGINBOTHAM ENTERPRISES, INC., a Texas corporation ("Higginbotham"), INTELLISYS GROUP, INC., a Delaware corporation ("Intellisys"), and PROLINE INDUSTRIES, INC. ("Proline"), a Washington corporation, with reference to the following facts:


                                   RECITALS
                                   --------

      A. EISI, Alford, Higginbotham, and Electronic Integrated Solutions, a California corporation (the "Parent," and collectively with EISI, Alford, and Higginbotham, the "Original Borrowers") and Lender were parties to that certain Loan and Security Agreement, dated as of September 3, 1998 (the "Original Loan Agreement," as such agreement previously has been and may hereafter be amended, renewed, extended, supplemented or otherwise modified, the "Loan Agreement"), pursuant to which Lender has provided the Original Borrowers with certain credit facilities on a joint and several liability basis.

      B. The Original Loan Agreement has been amended pursuant to that certain First Amendment to Loan and Security Agreement, entered into by and between Lender and each of Alford, EISI, Higginbotham, and EIS Merger Subsidiary, Inc., a Delaware corporation ("Subsidiary"), dated as of October 14, 1998, to provide for Lender's consent to Parent's reincorporation in Delaware by means of (i) the establishment and chartering of Subsidiary as a wholly-owned subsidiary of Parent in Delaware and (ii) the merger of the Parent with and into Subsidiary, with Subsidiary being the resulting entity of such merger (the "Parent Reincorporation").

      C. Concurrently with the completion of the Parent Reincorporation, the name of Subsidiary was changed to Intellisys Group, Inc. ("Intellisys").

      D. The Original Loan Agreement has been further amended pursuant to that certain Second Amendment to Loan and Security Agreement, dated as of December 7, 1998, entered into by and between Lender and each of Higginbotham, Alford, EISI, and Intellisys to provide for modifications to the Change of Control and Capital Expenditure provisions and to document the change in a Borrower's name.

      E. Intellisys has purchased all of the issued and outstanding stock of Proline Industries, Inc., a Washington corporation ("Proline," and collectively with Alford, EISI, Higginbotham, and Intellisys, the "Borrowers") (the "Stock Purchase").

      F. By reason of the foregoing, Borrowers wish to include Proline, and Proline wishes to be included, as a co-Borrower under the Loan Agreement.

      G. Additionally, Borrowers have requested that Lender amend the Loan Agreement to increase the Total Facility from $15,000,000 to $20,000,000.

      H. Lender is willing to agree to the addition of Proline as a Borrower and the increase in the Total Facility on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereby agree as follows:

      1.  Defined Terms.  All initially capitalized terms used in this Amendment
          -------------
without definition shall have the respective meanings assigned thereto in the Loan Agreement.

      2.  Addition of Proline as a Borrower.  By its signature below, Proline
          ---------------------------------
hereby acknowledges and agrees that it hereby is a "Borrower" for all purposes under the Loan Agreement and all other related loan documents executed by the Original Borrowers or Borrowers. Without limiting the foregoing, Proline hereby acknowledges and agrees that it is jointly and severally liable with the other Borrowers for all of the Liabilities. By their respective signatures below, Alford, EISI, Higginbotham, and Intellisys acknowledge and consent to Proline's joinder hereby as a jointly and severally liable "Borrower" for all purposes under the Loan Agreement and all other related loan documents. The Borrowers hereby acknowledge and agree that all references to the term "Borrower" or "Borrowers" appearing in the Loan Agreement or in any of the other related loan documents are hereby deemed to be amended to include Proline.

      3.  Increase in Total Facility.  Section 2.1 of the Loan Agreement is
          --------------------------   -----------
hereby amended by deleting the reference therein to "Fifteen Million Dollars ($15,000,000)" and by substituting therefor a reference to "Twenty Million Dollars ($20,000,000)."

      4.  Further Assurances.  Borrowers hereby agree to execute and deliver to
          ------------------
Lender any and all financing statements and other agreements, documents or

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instruments which Lender may reasonably request in order to give effect to the joinder of Proline hereunder as a Borrower.

      5.  Conditions Precedent.  The effectiveness of this Amendment shall be
          --------------------
subject to the prior satisfaction of each of the following conditions:

          a)     Execution and Delivery of this Amendment. Lender shall have
                 ----------------------------------------
          received this Amendment, duly executed by each of the Borrowers, including Proline;

          b)     Constituent Documents of Proline. Lender shall have received a
                 --------------------------------
          true and correct copy of the Certificate of Incorporation and the Bylaws of Proline;

          c)     Opinion Letter. Lender shall have received an opinion letter of
                 --------------
          counsel to the Borrowers in form and substance acceptable to Lender, confirming that the Stock Purchase has been consummated and addressing such other matters as Lender may reasonably request; and

          d)     Acknowledgment of Guarantor. The Guarantor shall have confirmed
                 ---------------------------
          the continuing validity and effectiveness of his guaranty of the Obligations by executing the Acknowledgment of Guarantor attached to this Amendment.

          e)     Loan Fee. In consideration of Lender's agreement to increase
                 --------
          the size of the Total Facility, the Borrowers shall pay to Lender a loan fee (the "Loan Fee") in the amount of Fifty Thousand Dollars ($50,000), which is equal to one percent (1.00%) of the increase in the Total Facility.

      6.  No Other Amendments.  Except as expressly amended hereby, the Loan
          -------------------
Agreement shall remain unaltered and in full force and effect.

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

     IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first set forth above.

                                        LENDER:
                                        ------

                                        SANWA BUSINESS CREDIT CORPORATION,
                                        a Delaware corporation

                                        By  /s/ Timothy Turner
                                          ---------------------------------

                                        Title:  First Vice President
                                              -----------------------------


                                        BORROWERS:
                                        ----------

                                        PROLINE INDUSTRIES, INC.,
                                        a Washington corporation

                                        By  /s/ Donald J. Esters
                                          ---------------------------------
                                        Title:  President
                                              -----------------------------

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

                                        B. HIGGINBOTHAM ENTERPRISES, INC.,
                                        a Texas corporation

                                        By  /s/ Donald J. Esters
                                          ---------------------------------

                                        Title:  President
                                              -----------------------------

                                        INTELLISYS GROUP, INC.,
                                        a Delaware corporation

                                        By /s/ Donald J. Esters
                                          ---------------------------------

                                        Title: President
                                              -----------------------------


                                        ALFORD MEDIA SALES, INC.,
                                        a Texas corporation

                                        By  /s/ Donald J. Esters
                                          ---------------------------------

                                        Title:  President
                                              -----------------------------

                                        EDUCATIONAL INDUSTRIAL
                                        SALES, INCORPORATED,
                                        a California corporation

                                        By  /s/ Donald J. Esters
                                          ---------------------------------

                                        Title:  President
                                              -----------------------------

                          ACKNOWLEDGMENT OF GUARANTOR
                          ---------------------------


     The undersigned hereby (i) ratifies and reaffirms all of his obligations to Lender under the Continuing Guaranty dated as of September 3, 1998, executed by the undersigned in favor of Lender (the "Guaranty"), (ii) consents to the execution and delivery by Borrowers of the attached Amendment, and (iii) confirms that the Guaranty remains in full force and effect notwithstanding Borrowers' execution of the attached Amendment. The undersigned agrees that the execution of this Acknowledgment of Guarantor is not necessary for the continued validity and enforceability of the Guaranty, but it is executed to induce Lender to enter into the Amendment.



Dated: December 10, 1998                     DONALD J. ESTERS,
                --                           an individual

                                             /s/ Donald J. Esters
                                             ___________________________

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